UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.______)

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☐	Soliciting Material Pursuant to §240.14a-12
WidePoint Corporation
(Name of Registrant as Specified in its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

April 29, 2022

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of WidePoint Corporation, which will convene at 10:00 a.m., EST, on Friday, June 17, 2022.  To support the health and well-being of our stockholders and other stakeholders, we will have a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2022.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. As we have done in the past, we are taking advantage of the Securities and Exchange Commission's rule that allows companies to provide proxy materials for the annual meeting via the Internet to registered stockholders. The accompanying notice of meeting and proxy statement describe the matters to be voted on at the meeting.

YOUR VOTE IS IMPORTANT.  We encourage you to read the proxy statement and vote your shares as soon as possible. We ask that you vote your shares via the Internet or by telephone, as instructed on the Notice of Internet Availability of Proxy Materials or as instructed on the accompanying proxy. If you received or requested a copy of the proxy card by mail, you may submit your vote by completing, signing, dating and returning the proxy card by mail. You may also participate in the annual meeting online and vote your shares electronically.  We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges. Please vote your shares as soon as possible. This is your Annual Meeting and your participation is important.

Sincerely,

Jin Kang Chief Executive Officer

WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of WidePoint Corporation will convene at 10:00 a.m., EST, on Friday, June 17, 2022.  To support the health and well-being of our stockholders and other stakeholders, we will have a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2022.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. The accompanying notice of meeting and proxy statement describe the following matters described in the accompanying proxy statement:

•	To elect the (2) two director nominees named in the attached proxy statement as Class I directors to serve for a three-year period until the Annual Meeting of Stockholders in the year 2025;

•	To ratify the selection of Moss Adams LLP as the Company’s independent accountants;

•	To approve an advisory resolution on executive compensation; and

•	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 22, 2022 are entitled to receive notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

Jin Kang Chief Executive Officer

April 29, 2022

TABLE OF CONTENTS

Notice of Electronic Availability of Proxy Materials	1

Voting Procedures and Securities	1

Proposal One – Election of Directors	3

Board Meetings – Committees of the Board	4

Director Independence	5

Identification and Evaluation of Director Candidates	6

Process for Communicating with Board Member	7

Director Attendance at Annual Meetings	7

Board Leadership Structure and Role in Risk Oversight	7

Director Compensation	7

Section 16(A) Beneficial Ownership Reporting Compliance	8

Executive Officers	8

Principal Stockholders	9

Executive Compensation	10

Certain Related Person Transactions	15

Proposal Two – Independent Accountants	16

Audit Committee Report	17

Independent Registered Certified Public Accounting Firm Fees and Services	17

Proposal Three - Advisory Resolution on Executive Compensation	18

Other Information	19

Stockholder Proposals for 2023 Annual Meeting	19

Other Matters	19

WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WidePoint Corporation, a Delaware corporation (referred to herein as “WidePoint,” the “Company,” “we” or “our”), of proxies of stockholders to be voted at the 2022 WidePoint Annual Meeting of Stockholders to be held at 10:00 a.m., EST, on Friday, June 17, 2022 and any and all adjournments thereof. This year's annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2022.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. Any stockholder executing a proxy retains the right to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company.

This Proxy Statement and the accompanying proxy are first being sent to stockholders of the Company on or about April 29, 2022.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

In accordance with regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we may now furnish these materials by mail or e-mail. On or about April 29, 2022, we mailed to our stockholders who have not previously requested to receive these materials by mail or e-mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and to vote online. The Notice instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you received the Notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions for requesting these materials included in the Notice.

VOTING PROCEDURES AND SECURITIES

Your Vote is Very Important

Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible. You may submit your vote by completing, signing, dating and returning the proxy card by mail. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges.

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Vote Required, Abstentions and Broker Non-Votes

Shares of WidePoint common stock represented by proxy will be voted according to the instructions, if any, given in the proxy. Unless otherwise instructed, the person or persons named in the proxy will vote (1) FOR the election of the nominees for director listed herein (or a substitute in the event a nominee is unavailable for election); (2) FOR the ratification of the selection of Moss Adams LLP as the independent accountants for the Company for the current fiscal year; (3) FOR approval of the advisory resolution on executive compensation; and (4) in their discretion, with respect to such other business as may properly come before the meeting. The Board of Directors has designated Jin Kang and Jason Holloway, and each or any of them, as proxies to vote the shares of common stock solicited on its behalf.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed by the Company for the meeting. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock of the Company entitled to vote are present at the Annual Meeting in person or by proxy. A director is elected by a plurality of the votes cast at the Annual Meeting, which means that the nominees who receive the highest number of properly executed votes will be elected as a director, even if the nominee did not receive a majority of the votes cast. The approval of the ratification of the appointment of Moss Adams LLP as the Company’s independent accountants and approval of the advisory resolution on executive compensation require the affirmative vote of the majority of the votes present, in person or by proxy, and voting at the Annual Meeting.

The inspector of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Your broker, bank or other nominee is permitted to vote your shares on the ratification of the appointment of Moss Adams LLP as our independent auditor without receiving voting instructions from you. All other items are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on any proposal other than the appointment of Moss Adams LLP will not be permitted to vote such shares for any other matters at the Annual Meeting. These "broker non-votes" will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of any of the proposals because in tabulating the voting results, shares that constitute broker non-votes are not considered votes cast on that proposal.

The cost of soliciting proxies will be borne by the Company. Certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Shares Outstanding

As of April 22, 2022, the record date for determining stockholders entitled to vote at the Annual Meeting, a total of 9,250,380 shares of common stock of the Company, par value $0.001 per share, which is the only class of voting securities of the Company, were issued and outstanding. All holders of record of the common stock as of the close of business on April 22, 2022, are entitled to one vote for each share held when voting at the Annual Meeting, or any adjournment thereof, upon the matters listed in the Notice of Annual Meeting. Cumulative voting is not permitted.

Other Business

The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

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PROPOSAL ONE – ELECTION OF DIRECTORS

The Company’s Board is classified into three classes of directors, with one class of directors being elected at each annual meeting of stockholders of the Company to serve for a term of three years or until the earlier expiration of the term of their class of directors or until their successors are elected and take office as provided below. To maintain the staggered terms of election of directors, stockholders of the Company are voting upon the election of two director nominees as Class I directors to serve for a three-year period until the Annual Meeting of Stockholders in the year 2025. Each of the director nominees is currently serving as a director.

The Bylaws of the Company provide that the Board will determine the number of directors to serve on the Board. The Company’s Board presently consists of five members (two Class I and III directors and one Class II director) with no vacancies.

Proxies will be voted at the Annual Meeting, unless authority is withheld, FOR the election of the persons named below. The Company does not contemplate that either person named below will be unable or will decline to serve; however, if one or more of the nominees is unable or declines to serve, the persons named in the accompanying proxy will vote for a substitute, or substitutes, in their discretion.

Class I Director Nominees For a Term That Will Expire at the 2025 Annual Meeting of Stockholders:

Name	Age	Position

Jin Kang	57	Director Nominee and Chief Executive Officer
Julia A. Bowen	56	Director Nominee

Jin Kang has served as a director and as our Chief Executive Officer and President since his appointment on July 5, 2017. Prior to his appointment as Chief Executive Officer and President of the Company, Mr. Kang served as Executive Vice President and Chief Operations Officer of WidePoint since June 30, 2012. Mr. Kang has also served as the Chief Executive Officer and President of WidePoint Integrated Solutions Corp., a wholly-owned subsidiary of the Company, since our acquisition of WidePoint Integrated Solutions Corp. formerly, iSYS, LLC on January 4, 2008. Mr. Kang founded WidePoint Integrated Solutions Corp. in 1999 and has managed the company since its inception. Mr. Kang has over 36 years of professional experience in both public and private sectors. Prior to founding, iSYS, LLC (now WidePoint Integrated Solutions Corp.), Mr. Kang held various senior management positions at large technology companies to include, Northrop Grumman, Science Applications International Corporation (SAIC), ManTech, and Atlantic Research Corporation. Mr. Kang managed marquee contracts for the federal government such as the Combined DNA Index System (CODIS) for the Federal Bureau of Investigation and Defense Medical Information Systems/Systems Integration, Design Development, Operations and Maintenance Services (D/SIDDOMS).  Mr. Kang also serves on the McDaniel College’s Board of Trustees.  Mr. Kang received a Bachelor and Master’s Degrees in Computer Science and Computer Systems Management from the University of Maryland.

Mr. Kang brings to the Board years of experience in the Federal Government Information Technology Services field. This experience, as well as his experience with the Company, led the Board to conclude that he should serve as a director of the Company.

Julia A. Bowen has served as a director since her appointment on February 9, 2019 pursuant to a prior appointment and standstill agreement with Nokomis Capital L.L.C. Ms. Bowen is currently senior Vice President, operations, outreach, Chief Legal Officer and corporate secretary, interim Vice President, Aviation for The MITRE Corporation, where she advises on all legal matters, including cybersecurity, contracting, international and global presence, intellectual property, HR, and national security. Previously, Bowen held several senior positions in the private sector, including chief legal counsel of DHL Global Mail, vice president, general counsel and secretary of QuadraMed Corporation, and vice president, general counsel and secretary of TREEV. Bowen is an active member of industry, academic and professional groups, including the Northern Virginia Technology Council and the Association of Corporate Counsel. She also serves on the Advisory Board of Manetu, Inc.  Ms. Bowen graduated from The Catholic University of America, where she received her bachelor’s and law degrees. She is admitted to the bars of Maryland, the District of Columbia and Virginia.

Ms. Bowen brings to the Board extensive knowledge of legal, corporate governance, government contracting, and government relations. This experience, as well as her independence from the Company, led the Board to conclude that she should serve as a director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU

VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS

DIRECTORS OF THE COMPANY.

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Directors Not Being Elected in 2022:

The directors whose terms are not expiring this year are listed below. They will continue to serve as directors for the remainder of their terms or until their respective successors are elected and qualified, or until their earlier death, resignation or removal. Information regarding each of such directors is provided below.

Name	Age	Position	Board Class
Philip Garfinkle	61	Director, Chairman of the Board	Class II (term expiring 2023)
John Fitzgerald	68	Director	Class III (term expiring 2024)
Bernard Rice	67	Director	Class III (term expiring 2024)

Phil Garfinkle has served as an independent director since his appointment on June 18, 2020.  Mr. Garfinkle is a successful technology visionary, bringing a wealth of experience as an entrepreneur, inventor, CEO, and deal maker, with a focus on emerging technologies. He is a five-time successful entrepreneur and has been the senior operating manager in many successful organizations.  Mr. Garfinkle is currently Managing Director of Navig8 USA, Senior Managing Partner at Planet Cotton, and Chairman, CEO, and President of NewSight Reality. He also serves as an Economic Evaluator for the MIPS program in the state of Maryland.    He possesses a unique blend of technological and business acumen to guide business on a path to success.  He was a co-founder of Yazam, an Israeli / global Venture Capital / Merchant Banking organization, which he sold to US Technologies. He also founded PhotoNet Japan, which went public in 2002, PictureVision (Chairman, CEO, and President), which he led the sale to Kodak, where he also served as a Senior Executive. PictureVision pioneered online photo processing, sharing, and printing services.  He established alliances with AOL for “You’ve Got Pictures,” Sony’s ImageStation, Adobe, and many other major product lines. PictureVision was known for its excellence in engineering which he multi-located globally. Mr. Garfinkle has also served as Chairman of Johns Hopkins Technology Advisory Board, focused on technology transfer from academia to the commercial sector.  Mr. Garfinkle brings to the Board extensive knowledge of technology and entrepreneurial experience.  This experience, as well as his independence from the Company, led the Board to conclude that he should serve as a director of the Company.

John Fitzgerald  has served as an independent director since his appointment in June 2021.  Mr. Fitzgerald has had a successful 40-year career in various key financial leadership roles in several industries, including advance innovation technology businesses, manufacturing, and service companies.  Most recently, he was the Executive Vice President and Chief Financial Officer for LGS Innovations, LLC from July 2014 until April 2018.  Previously, Mr. Fitzgerald was ManTech International Corporation’s Senior Vice President of Finance and Principal Accounting Officer from 2004 to 2012.  He was Vice President and Chief Accounting Officer for DynCorp from 1997 to 2003.   Prior to that, he was Vice President and Controller at Litton/PRC Inc. from 1992 to 1997.  Mr. Fitzgerald has also held various senior financial positions including Chief Financial Officer at other businesses. He has many years of financial management experience in public and government contracting companies.  Mr. Fitzgerald has broad and deep experience in financial reporting, mergers, acquisitions, divestitures, reorganization, strategic planning, and others key areas. Mr. Fitzgerald started his career at public accounting firm Ernst & Young.  He graduated from the University of Maryland in Business Administration and Accounting. Mr. Fitzgerald brings to the Board extensive knowledge of accounting and financial management experience. This experience, as well as his independence from the Company, led the Board to conclude that he should serve as a director of the Company.

J. Bernard Rice has served as an independent director since his appointment in June 2021.   Mr. Rice is an accomplished business consultant and strategic advisor to technology innovation players across multiple industries. He brings a wealth of experiences including nineteen (19) years in Senior Management at IBM, SVP of Marketing and Sales at Riverdeep, a leading K-12 Online Education Company and over a dozen years as a full Partner with Wesley Clark and Associates. Mr. Rice is currently Chairman of Hush Aerospace, a bleeding edge tech driven flight vehicle company focused on delivery the most cost effective, best designed, AI enabled and quietest solution for Innovative transportation, first responders, surveillance, and military applications. Mr. Rice is the Managing Member for Rice Capital and heavily engaged in consulting arrangements with early stage companies. Mr. Rice received a Bachelor’s Degree in Economics for St. Anselm's College (Manchester, New Hampshire), a MBA from Georgia State University. Mr. Rice also attended the IBM Presidents Program (a special Executive MBA program) at Harvard University. Mr. Rice brings to the Board extensive knowledge of technology and entrepreneurial experience. This experience, as well as his independence from the Company, led the Board to conclude that he should serve as a director of the Company.

BOARD MEETINGS – COMMITTEES OF THE BOARD

The Board of Directors held six (6) meetings during 2022. During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which each such director served.

The Board currently has the following standing Committees: Audit; Corporate Governance and Nominating  and Compensation. The current composition of the Board of directors and standing committees of the Board of Directors is summarized below:

Name	Board Class	Term End	Board of Directors	Audit Committee	Corporate Governance and Nominating Committee	Compensation Committee

Philip Garfinkle	II	2023	X *	X	X *	X
John Fitzgerald	III	2024	X	X *	X	X
J. Bernard Rice	III	2024	X	X	X	X
Julia A. Bowen (assuming appointment)	I	2025	X	X	X	X *
Jin Kang** (assuming appointment)	I	2025	X

_______________

*    Individual holds the chairperson position.

** Individual is not an independent member of the board of directors.

4

The Audit, Corporate Governance and Nominating, and Compensation Committees consist entirely of independent, non-employee directors in accordance with the listing standards of the NYSE American. Membership and principal responsibilities of the Board’s Committees are described below. Each Committee of the Board has adopted a charter and each such charter is available free of charge on our website, www.widepoint.com, or by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary.

Audit Committee

The Audit Committee met five (5) times in 2021. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The primary functions of the Audit Committee are to: appoint (subject to stockholder approval), and be directly responsible for the compensation, retention and oversight of, the firm that will serve as the Company’s independent accountants to audit our financial statements and to perform services related to the audit (including the resolution of disagreements between management and the independent accountants regarding financial reporting); review the scope and results of the audit with the independent accountants; review with management and the independent accountants, prior to the filing thereof, the annual and interim financial results (including Management’s Discussion and Analysis) to be included in our Forms 10-K and 10-Q, respectively; consider the adequacy and effectiveness of our internal accounting controls and auditing procedures; review, approve and thereby establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; review and approve related person transactions in accordance with the policies and procedures of the Company; and consider the accountants’ independence and establish policies and procedures for pre-approval of all audit and non-audit services provided to WidePoint by the independent accountants who audit its financial statements. At each meeting, Audit Committee members may meet privately with representatives of Moss Adams LLP, our independent accountants, and with the Company’s Chief Financial Officer.

The Board has determined that each member of the Audit Committee meet the definition of "independent director" for purposes of serving on an audit committee under applicable rules of the Securities and Exchange Commission and the listing standards of the NYSE American. In addition, the Board has determined that Mr. Fitzgerald satisfies the “financially sophisticated” requirements set forth in the NYSE American Company Guide, and has designated Mr. Fitzgerald as the “audit committee financial expert,” as such term is defined in the rules and regulations of the SEC.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee met one (1) time in 2021. The primary functions of this Committee are to: identify individuals qualified to become Board members and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders; review annually and recommend changes to the Company’s Corporate Governance Guidelines; lead the Board in its annual review of the performance of the Board and its committees; review policies and make recommendations to the Board concerning the size and composition of the Board, the qualifications and criteria for election to the Board, retirement from the Board, compensation and benefits of non-employee directors, the conduct of business between WidePoint and any person or entity affiliated with a director, and the structure and composition of the Board’s Committees; review the Company’s policies and programs relating to compliance with its Code of Business Conduct and such other matters as may be brought to the attention of the Committee regarding WidePoint’s role as a responsible corporate citizen. See “Identification and Evaluation of Director Candidates” and “Director Compensation” in this proxy statement.

Compensation Committee

The Compensation Committee met one (1) time in 2021. The primary functions of the Compensation Committee are to: evaluate and approve executive compensation plans, policies and programs, including review of relevant corporate and individual goals and objectives, as submitted by the Chief Executive Officer; evaluate the Chief Executive Officer’s performance relative to established goals and objectives and, together with the other independent directors, determine and approve the Chief Executive Officer’s compensation level based on this evaluation; review and approve the annual salary and other remuneration of all other officers; review the management development program, including executive succession plans; review with management, prior to the filing thereof, the executive compensation disclosure included in this proxy statement; recommend individuals for election as officers; and review or take such other action as may be required in connection with the bonus, stock and other benefit plans of WidePoint and its subsidiaries.

DIRECTOR INDEPENDENCE

The listing standards of the NYSE American require that our Board be comprised of a majority of "independent directors" and that the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee each be comprised solely of "independent directors," as defined under the listing standards of the NYSE American.

The Company’s Corporate Governance and Nominating Committee conducts an annual review of the independence of the members of the Board and its Committees and reports its findings to the full Board of Directors. Based on the report and recommendation of the Corporate Governance Committee, the Board has determined that each of the Company’s non-employee directors and the director nominees each satisfy the independence criteria set forth in the listing standards of the NYSE American and Securities and Exchange Commission rules.

5

IDENTIFICATION AND EVALUATION OF DIRECTOR CANDIDATES

The Corporate Governance and Nominating Committee is charged with seeking individuals qualified to become directors and recommending candidates for all directorships to the full Board of Directors. The Committee considers director candidates in anticipation of upcoming director elections and other potential or expected Board vacancies.

The Committee considers director candidates suggested by members of the Committee, other directors, senior management and stockholders.

Director candidates are reviewed by the Committee based on the needs of the Board and the Company’s various constituencies, their relative skills, characteristics and age, and against the following qualities and skills that are considered desirable for Board membership: exemplification of the highest standards of personal and professional integrity; independence from management under applicable securities laws, listing standards, and the Company’s Corporate Governance Principles; experience and industry and educational background; potential contribution to the composition, diversity and culture of the Board; and ability and willingness to constructively challenge management through active participation in Board and committee meetings and to otherwise devote sufficient time to Board duties.

The Committee’s charter includes diversity as one of the criteria used to evaluate director candidates. The Corporate Governance and Nominating Committee may consider diversity in its broadest sense when evaluating candidates. Though we do not have a formal policy regarding how diversity will be considered in identifying potential director nominees, our Corporate Governance Guidelines direct that the evaluation of nominees should include (but not be limited to) an assessment of whether a nominee would provide the Board with a diversity of viewpoints, backgrounds, experiences, and other demographics.

In evaluating the needs of the Board, the Committee considers the qualifications of sitting directors and consults with other members of the Board, the Chief Executive Officer and other members of senior management. All recommended candidates must possess the requisite personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in, and contribute to, Board and committee meetings. Additionally, the Committee conducts regular reviews of current directors whose terms are nearing expiration, but who may be proposed for re-election, in light of the considerations described above and their past contributions to the Board.

The Corporate Governance and Nominating Committee has adopted a policy pursuant to which a stockholder who has owned at least 5% of the Company’s outstanding shares of common stock for at least two years may recommend a director candidate that the Committee will consider when there is a vacancy on the Board either as a result of a director resignation or an increase in the size of the Board. Such recommendation must be made in writing addressed to the Chairman of the Corporate Governance and Nominating Committee at the Company’s principal executive offices and must be received by the Chairman at least 120 days prior to the anniversary date of the release of the prior year’s proxy statement.

Although the Committee has not formulated any specific minimum qualifications that the Committee believes must be met by a nominee that the Committee recommends to the Board, the factors it will take into account will include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. There will be no differences between the manner in which the Committee evaluates a nominee recommended by a stockholder and the manner in which the Committee evaluates nominees recommended by other persons.

The Company did not receive in a timely manner, in accordance with the Securities and Exchange Commission’s requirements, any recommendation of a director candidate from a stockholder, or group of stockholders that beneficially owned more than 5% of the Company’s common stock.

6

PROCESS FOR COMMUNICATING WITH BOARD MEMBERS

Interested parties may communicate directly with the Board, or the presiding director for an upcoming meeting or the non-employee directors as a group, by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary. Communications may also be sent to individual directors at the above address.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The Company has adopted a policy that each director should attempt to attend and/or be available via online access or phone for each Annual Meeting of Stockholders. All members of the Board attended last year’s Annual Meeting of Stockholders virtually.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate. Our board reserves the right to assign the responsibilities of the Chief Executive Officer and Chairman in different individuals or in the same individual if, in the Board’s judgment, a combined Chief Executive Officer and Chairman position is determined to be in the best interest of our Company. In the circumstance where the responsibilities of the Chief Executive Officer and Chairman are vested in the same individual or in other circumstances when deemed appropriate, the Board will designate a lead independent director from among the independent directors to preside at the meetings of the non-employee director executive sessions.  The positions of Chief Executive Officer and Chairman have been separate since Steve L. Komar retired as our Chief Executive Officer in January 2017. Currently, Phil Garfinkle as the non-executive Chairman of the Board. Our Board retains the authority to modify this structure to best address our Company’s unique circumstances as and when appropriate.

Non-management members of the Board of Directors conduct at least two regularly scheduled meetings per year without members of management being present. Following an executive session of non-employee directors, the Presiding Independent Director may act as a liaison between the non-employee directors and the Chairman, provide the Chairman with input regarding agenda items for Board of Directors and Committee meetings, and coordinate with the Chairman regarding information to be provided to the non-employee directors in performing their duties.

The Board oversees the management of the risks inherent in the operation of the Company’s business. This is accomplished principally through the Audit Committee. Additionally, the Compensation Committee is responsible for overseeing the assessment of risks associated with the Company’s compensation policies and programs. Each of these committees receives and discusses reports regularly with members of management who are responsible for applicable day-to-day risk management functions of the Company, and reports regularly to the Board. The Board’s, the Audit Committee’s and the Compensation Committee’s respective roles in our risk oversight process have not affected our Board leadership structure.

DIRECTOR COMPENSATION

In December 2017, the Compensation Committee of the Board of Directors authorized a board member compensation study by  an independent compensation consultant, to evaluate whether the current annual retainer reflects market compensation for directors of similarly-sized organizations. In order to attract and retain qualified directors, the Compensation Committee of the Board of Directors recommended, and the full Board of Directors approved, an annual retainer per board member commencing in 2018 to include $20,000 in cash and $50,000 in restricted stock ($70,000 in restricted stock for Board Chairman) that vests at the annual meeting of stockholders.  The director compensation program remains unchanged for 2021, although the annual restricted stock grants of $50,000 ($70,000 for Board Chairman) were made in June 2021 and vest on June 11, 2022. The following table sets forth non-employee director compensation for the year ended December 31, 2021:

Director Name	Fees Earned or Paid (1)	Stock Awards ($) (2)	All Other Compensation ($)	Total Annual Board Retainer
Philip Garfinkle	$20,000	$70,000	$-	$90,000
Julia A. Bowen	20,000	50,000	-	70,000
John Fitzgerald (3)	10,000	50,000	-	60,000
J Bernard Rice (3)	10,000	50,000	-	60,000
Otto Guenther (4)	25,000	25,000	-	50,000
Richard Todaro (4)	15,000	-	-	15,000

(1) Represents the meeting retainers and annual payments earned in 2021. Each director receives an annual payment of $20,000 paid in arrears in quarterly installments.

(2) Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 28, 2022.

(3) Mr. Fitzgerald and Mr. Rice became directors in June 2021 and accordingly earned one–half (1/2) of their annual cash retainer for 2021.

(4) Represents fees earned by our former directors for service through June 11, 2021.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Statements of Changes in Beneficial Ownership of Securities on Form 4 are generally required to be filed before the end of the second business day following the day on which the change in beneficial ownership occurred. Based on the Company's review of Forms 3 and 4 filed during 2021, all such Forms 3 and Forms 4 were filed on a timely basis except for one late Form 4 inadvertently filed by each of Julie Bowen, Bernard Rice, Phil Garfinkle and John Fitzgerald reporting a grant of restricted stock and a late Form 3 filed by John Fitzgerald as a result of a delay in the receipt of EDGAR codes.

EXECUTIVE OFFICERS

The Company’s executive officers as of April 22, 2022 are as follows:

Name	Age	Position

Jin Kang	57	Chief Executive Officer, President and Director

Jason Holloway	54	Executive Vice President, Chief Sales and Marketing Officer, and President of WidePoint Cybersecurity Solutions Corporation

Robert George	58	Executive Vice President, and Chief Financial Officer

For information with respect to Jin Kang, please see the information about the members of our Board of Directors on the preceding pages. There are no family relationships among any of our executive officers or directors.

Jason Holloway has served as the Chief Executive Officer and President of WidePoint’s wholly-owned subsidiary, WidePoint Cybersecurity Solutions Corporation, since July 10, 2017 and has served as the Company’s Executive Vice President and Chief Sales and Marketing Officer since May 2016. Mr. Holloway has been in the IT industry for more than 25 years, holding senior executive positions in multiple IT organizations, with a primary focus on business development, sales, and management to profitability. Mr. Holloway has industry vertical experience in Government, Technology, Finance, Transportation, Health Care, Entertainment, and Manufacturing. Mr. Holloway co-founded Nexcentri, an IT provider for the Credit Union industry, in 2001 and served as president and CEO until 2013. At Nexcentri, working with key vendor partners including Microsoft, First Data, and HP, he developed and implemented three successful financial services software products and was recognized as the first Credit Union service organization to successfully conduct business internationally. Prior to Nexcentri, he was president and CEO of Networked Knowledge Systems (NKS), a global Linux security managed service company where he increased annual revenue more than 800% in five years, servicing clients such as IBM and PwC, and making NKS an Open Source Managed Security industry leader. In addition, Mr. Holloway has held several key executive roles within technology start-up companies that were being positioned for an IPO.

                Robert J George has served as Executive Vice President and Chief Financial Officer since his appointment effective April 1, 2022, replacing Executive Vice President and Chief Financial Officer Kellie H Kim, who retired effective March 31, 2022.  Mr. George brings more than 30 years of diverse business experiences ranging from entrepreneurial companies to publicly traded multinational corporations to the Company. Prior to his appointment, Mr. George served as CFO of Exovera LLC, a SOS International subsidiary.  Mr. George has extensive tenure in strategic planning, financial forecasting and analysis, financial systems design and implementation, and building and managing successful finance teams and organizations. Areas of expertise also include domestic and international taxation; US GAAP, SEC reporting, and Sarbanes-Oxley matters; and US Federal Government contracting matters (e.g., FAR and CAS requirements).  Mr. George’s prior experience also includes executive roles at Exelis Incorporated, Computer Sciences Corporation, OAO Technology Solutions Inc., and AppNet Systems Inc. As a Corporate Development executive at these various companies, Mr. George led all aspects of the merger and acquisition process resulting in closing 32 transactions in all major geographies of the world totaling $3.4 billion in transaction value. Mr. George graduated from the University of Maryland at College Park with a Bachelor of Science in Accounting.

8

PRINCIPAL STOCKHOLDERS

Security Ownership of Directors and Executive Officers

In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer, except as otherwise noted, and shares underlying stock options that are exercisable currently or within 60 days. The calculation of the percentage of outstanding shares is based on 9,250,380 shares outstanding as of April 22, 2022. The mailing address for each of our directors, director nominees and officers is c/o WidePoint Corporation - 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030.

The following tables set forth the number of shares of our common stock beneficially owned as of April 22, 2022 by each director, director nominee, executive officer and beneficial owner of more than 5% of the outstanding shares of the common stock:

Directors, Nominees and Executive Officers	Direct Common Stock Owned	Unvested Restricted Stock Owned	Stock Options Exercisable	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned (1)

Philip Garfinkle	19,783	9,447(2)	-	29,230	*
Julie Bowen	15,208	6,748(2)	-	21,956	*
John Fitzgerald	-	6,748(2)	-	6,748	*
Jin Kang	398,285	21,575(3)	50,000	448,285	4.8%
J Bernard Rice	-	6,748(2)		6,748	*
Robert J George	-	10,000(4)	-	-	*
Jason Holloway	103,395	16,575(5)		103,395	1.1%

All director nominees, directors, and executive officers as a group seven persons(6)	536,671	67,841	50,000	616,362	6.6%

_________________________

*Indicates ownership percentage is less than 1.0%.

(1) Assumes in the case of each stockholder listed above that all options and/or restricted stock held by such stockholder that are exercisable currently or vesting within 60 days of April 22, 2022 were fully exercised or vested by such stockholder, without the exercise or vesting of any shares of restricted stock or options held by any other stockholders. Excludes unvested restricted stock and options not vesting within 60 days of April 22, 2022.

(2) Consists 6,748 shares for directors and 9,447 shares for the chairman that vest on June 11, 2022.  These shares were granted for a one year service period ending June 11, 2022.

(3) Consists of 11,575 shares of unvested restricted stock that vest on April 18, 2023 and 10,000 unvested restricted stock granted as a part of employment agreement that vest ½ annually on January 1, 2023 and 2024.  Also includes 50,000 earned and exercisable options to purchase shares from the Company at a price of  $6.50 per share expiring on September 27, 2022.

(4)  10,000 shares of restricted stock that vest 1/3 annually on January 1 over 3 years as a part of employment agreement.

(5) Consists of 11,575 shares of unvested restricted stock that vest on April 18, 2023 and 5,000 unvested restricted stock granted as a part of employment agreement that vest ½ annually on January 1, 2023 and 2024.  81,500 shares held in trust for the benefit of Mr. Holloway.

(6) Includes the shares referred to as included in notes (2) through (5) above.

9

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers, whom we refer to as our “NEOs,” during 2021 and describes our policies and decisions made with respect to the information contained in the following tables, related footnotes and narrative for 2021. The NEOs are identified below in the table titled “Summary Compensation Table.” In this compensation discussion and analysis, we also describe various actions regarding NEO compensation taken before or after 2021 when we believe it enhances the understanding of our executive compensation program.

Overview of Our Executive Compensation Philosophy and Design

We believe that a skilled, experienced and dedicated executive and senior management team is essential to the future performance of our Company and to building stockholder value. We have sought to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:

•	to motivate our executive officers to achieve strong financial performance;

•	to attract and retain executive officers who we believe have the experience, temperament, talents and convictions to contribute significantly to our future success; and

•	to align the economic interests of our executive officers with the interests of our stockholders.

Setting Executive Compensation

Our compensation committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our NEOs, setting the compensation and other benefits of our NEOs, overseeing the Company’s response to the outcome of the advisory votes of stockholders on executive compensation, assessing the relative enterprise risk of our compensation program and administering our equity compensation plans. The Company’s compensation planning is done annually for cash based performance goals and in multi-year periods for equity based performance goal setting.

It is our Chief Executive Officer’s (CEO) responsibility to provide recommendations to the Compensation Committee for most compensation matters related to executive compensation. The recommendations are based on a general analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations and has the right to obtain independent compensation advice. Neither the Chief Executive Officer nor any other members of management is present during executive sessions of the Compensation Committee. The Chief Executive Officer is not present when decisions with respect to his compensation are made. Our Board of Directors appoints the members of our compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive compensation program.  We have not in the past regularly utilized a compensation consultant to set the compensation of our NEOs.

Elements of Executive Compensation

We believe the most effective compensation package for our NEOs is one designed to reward achievement of individual and corporate objectives, provide for short-term, medium-term and long-term financial and strategic goals and align the interest of management with those of the stockholders by providing incentives for improving stockholder value. Compensation for our NEOs consists of base salary and an annual bonus opportunity, along with multi-year accelerated vesting goals associated with either stock option awards and or stock grant awards. Our annual bonus opportunity is intended to incentivize the achievement of goals that drive annual and multi-year performance, while our accelerated stock option and or stock grant vesting goals are intended to incentivize the achievement of goals that drive multi-year performance.

Base Salary. We pay our NEOs a base salary to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. The fiscal 2021 and projected fiscal 2022 salaries of our named executive officers and the percentage increases over their 2021 base salaries, are as follows:

Name	Fiscal 2021 Base Salary	Fiscal 2022 Base Salary	Percentage Increase Over Fiscal 2021 Base Salary
Jin Kang	$350,000	$350,000	-
Kellie Kim (1)	$250,000	n/a	n/a
Robert George	n/a	$275,000	n/a
Jason Holloway	$265,000	$265,000	-

(1)     Ms. Kim retired effective March 31, 2022.  Mr. George began serving as Chief Financial Officer on April 1, 2022.

Annual Cash Based Bonus Opportunity. Our performance-based cash incentive compensation in recent years has included targets for achieving various levels of revenue, operating income, and other financial goals and metrics, along with individual performance assessments that has included goals in personal professional improvement, team building, and other individual personal growth goals. The amount of the annual discretionary cash based bonus award is based on individual performance assessments along with the financial performance of the Company.

10

In 2021, each of our NEOs had a target bonus of 50% of their base salary with the opportunity to earn a cash bonus of up to 100% of their base annual salary if they achieved certain financial targets of cash flows, revenue and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA). In 2021, Mr. Kang and Holloway each earned a $79,000  performance-based bonus due to the Company achieving certain financial goals. One-half of the bonus amount was paid in cash and one-half was paid in restricted stock granted on April 18, 2022 vesting one year from the date of issuance (amounting to 11,575 shares).

In 2022, each of our NEOs have a target bonus of 50% of their base salary with the opportunity to earn a cash bonus of up to 100% of their base annual salary if they achieve certain financial targets of cash flows, revenue and earnings before interest, taxes, depreciation and amortization (EBITDA).

Equity Awards. The Company has used equity grants and awards linked to accelerated vesting goals to reinforce the alignment of interest of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our Common Stock, which, in turn, is indirectly attributable to the performance of our executive officers. In May 2020, we awarded Mr. Kang 20,000 shares and Mr. Holloway and Ms. Kim 10,000 shares of restricted common stock, subject to time and accelerated vesting conditions, including the achievement of certain financial targets of cash flows, revenue and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA). As of January 1, 2022 one-half of the awarded shares became vested and were awarded.  For 2021, our NEOs received one-half of their performance-based bonus paid in restricted stock that vests one year from the date of issuance.  In addition, upon his appointment as Chief Financial Officer in 2022, Mr. George was awarded 10,000 shares of restricted common stock vesting one-third annually on January 1 over three years.  There were no stock option awards granted during 2020 or 2021 to our NEOs.

We believe these cash and equity-based award opportunities reinforce the alignment of interests of our NEOs with those of our stockholders as they indirectly influence the performance of the Company’s common stock. We believe the compensation model described above for our NEOs motivates our NEOs to expand their expertise and expand the effectiveness of the Company’s staff allowing for greater organization efficiencies while improving Company performance, which drives short-term, medium-term, and long-term organizational improvement and ultimately value for the stockholders in the form of better financial and common stock performance.

Retirement and Other Benefits. We are strongly committed to encouraging all employees to save for retirement. To provide employees with the opportunity to save for retirement on a tax-deferred basis, we sponsor a defined contribution 401(k) savings plan. We also provide health, dental, vision, short term disability insurance and basic life insurance to our NEOs on the same basis offered to all of our employees.

Summary Compensation Table

The following table summarizes the compensation earned by us in each of the last two recently completed fiscal years for our NEOs:

Name	Year	Base Salary (1)	Bonuses (3),(4)		Option Awards	Stock Awards (2)		All Other Compensation	Total Compensation

Jin Kang	2021	$350,000	$39,500		$-	$39,500	(3)	$-	$429,000
Chief Executive Officer, President and Director	2020	$350,000	$110,000		$-	$198,000	(4)	$3,000	$661,000

Kellie Kim (5)	2021	$250,000	$-		$-	$-		$-	$250,000
Former Executive Vice President and Chief Financial Officer	2020	$250,000	$110,000		$-	$154,000	(4)	$-	$514,000

Jason Holloway	2021	$265,000	$39,500		$-	$39,500	(3)	$-	$344,000
Executive Vice President, Chief Sales and Marketing Officer and President of WidePoint Cybersecurity Solutions Corporation	2020	$265,000	$110,000	(3)	$-	$154,000	(4)	$-	$529,000

(1) Amount represents annual base salary paid to executive.

(2) Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 28, 2022.

(3) In 2021, Mr. Kang and Mr. Holloway each earned a $79,000 performance-based bonus due to the Company achieving certain financial goals. One-half of the bonus amount was paid in cash and one-half in restricted stock that was awarded in April 2022 vesting one year from the date of issuance (amounting to 11,575 shares). Amount represents the grant date fair value of the award made in 2022 as a result of 2021 performance.

(4) In 2020, our NEO’s each earned $220,000 performance-based bonus due to the company achieving certain financial goals.  One-half of the bonus was paid in cash and one-half in restricted stock that was awarded in March 2021 vesting one year from the date of issuance (amounting to 9,325 shares).  In addition, in May 2020, we awarded Mr. Kang 20,000 shares and Mr. Holloway and Ms. Kim 10,000 shares of restricted common stock, subject to time and accelerated vesting conditions, including the achievement of certain financial targets of cash flows, revenue and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA). Amounts represent the grant date fair value of the award made in 2021 as a result of 2020 performance and the awards made in 2020.

(5) Ms. Kim began serving as Chief Financial Officer on January 2, 2020 and retired effective March 31, 2022.

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Grant of Plan Based Awards For 2021

For the year ended December 31, 2021, NEOs were granted equity awards as summarized below:

Name	Grant Date(1)	Date of Committee Action	All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Option Awards (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Jin Kang	3/18/2021	3/10/21	9,325	-	-	$110,000
Chief Executive Officer,
President and Director

Jason Holloway	3/18/2021	3/10/21	9,325	-	-	$100,000
Executive Vice President,
Chief Sales and Marketing
Officer and President of
WidePoint Cybersecurity
Solutions Corporation

Kellie Kim	3/18/2021	3/10/21	9,325	-	-	$100,000
Former Executive Vice President and Chief
Financial Officer

(1)

In 2020, our NEO’s each earned $220,000 performance-based bonus due to the company achieving certain financial goals. One-half of the bonus was paid in cash and one-half in restricted stock that was awarded in March 2021 vesting one year from the date of issuance (amounting to 9,325 shares). Amount represents the grant date fair value of the award made in 2021 as a result of 2020 performance.

(2)

Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 28, 2022.

12

Outstanding Equity Awards at December 31, 2021

The following table sets forth information on outstanding equity awards held by NEOs at December 31, 2021:

Equity
							Equity		Incentive
							Incentive		Plan Awards:
							Plan Awards:		Market or
	Number of		Number of				Unearned		Payout Value
	Securities		Securities				Shares		of Unearned
	Underlying		Underlying				or other		Shares or
	Unexercised		Unexercised	Option		Option	Rights that		Rights that
	Options (#)		Options (#)	Exercise	Option Grant	Expiration	have not		have not
Name	Exercisable		Unexercisable	Price ($)	Date	Date	Vested (#)		Vested ($)

Jin Kang	50,000	(1)	-	$6.50	9/7/2017	9/27/2022	24,325	(2)	$176,000
Chief Executive Officer, President and
Director

Jason Holloway	-		-	-	-	-	16,825	(3)	$143,000
Executive Vice President, Chief Sales and
Marketing Officer and President of WidePoint
Cybersecurity Solutions Corporation

Kellie Kim
Executive Vice President and Chief Financial
Officer	-		-	-	-	-	16,825	(3)	$143,000

(1) All options vested on September 27, 2021.

(2) Includes restricted stock award of 9,325 shares granted March 18, 2021 to vest in one year from the grant date and 15,000 shares vest one-third annually on January 1 over three years.

(3)   Includes restricted stock award of 9,325 shares granted March 18, 2021 to vest in one year from the grant date and 7,500 shares vest one-third annually on January 1 over three years.

Option Exercises and Stock Vested for Fiscal 2021

The following table sets forth information about the exercise of options by our NEOs and the vesting of their restricted stock awards in fiscal 2021.

	Option Awards		Restricted Stock Awards
			Number of
	Number of		Shares Acquired
	Shares Acquired	Value Realized	on Vesting	Value Realized
Name	on Exercise (#)	on Exercise ($)	(#)	on Vesting ($)(1)

Jin Kang	-	$-	27,294	$67,000

Jason Holloway	-	$-	24,794	$61,000

Kellie Kim	-	$-	2,500	$25,000

(1) The amounts in this column have been computed based on the closing price of our common stock on the vesting date.

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Employment Agreements and Compensation Arrangements;

Termination and Change in Control Provisions

The following describes the terms of employment agreements between the Company and the named executive officers included in the above Summary Compensation Table and sets forth information regarding potential payments upon termination of employment or a change in control of the Company.

Mr. Kang. On May 1, 2020, we entered into an employment agreement with Mr. Kang for a four year employment agreement, effective January 1, 2020, providing the following: (i) an annual base salary of $350,000; (ii) an annual target bonus opportunity equal to 50% of the base salary (with a maximum of 100% of base salary) based on the Company achieving performance goals determined by the Compensation Committee of the Board of Directors (payable one-half in cash and one-half in common stock of the Company); (iii) a restricted stock grant of 200,000 shares (pre-reverse stock split) of common stock effective January 1, 2021 vesting only if certain performance goals are met, (iv) participation in the Company’s employee benefit plans and (v) four (4) weeks of vacation. The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as defined in the employment agreement) or his voluntary resignation for a Good Reason (as defined in the employment agreement), Mr. Kang will receive severance compensation payable in a lump-sum of cash equal to twelve (12) months of base salary and a pro rata bonus amount. The employment agreement further provides that if within 90 days prior to or two years after a change in control of the Company there occurs any termination of Mr. Kang for any reason other than for Cause or a voluntary resignation without a Good Reason, then the Company will be required to pay to Mr. Kang a one-time severance payment equal twelve (12) months base salary and a pro rata bonus.

Mr. Holloway. On May 1, 2020, we entered into an employment agreement with Mr. Holloway. The employment agreement for Mr. Holloway is the same as Mr. Kang’s, except that it provides for: (i) an annual base salary of $265,000; (ii) a restricted stock grant of 100,000 shares (pre-reverse stock split) of common stock effective January 1, 2021 vesting only if certain performance goals are met.

Mr. George.  Effective April 1, 2022 we entered into an employment agreement with Mr. George with an initial term until December 31, 2024 providing the following: (i) an annual base salary of $275,000; (ii) an annual target bonus opportunity equal to 50% of the base salary (with a maximum of 100% of base salary) based on the Company achieving performance goals determined by the Compensation Committee of the Board of Directors (payable one-half in cash and one-half in common stock of the Company); (iii) a restricted stock grant of 10,000 shares vesting only if certain performance goals are met, (iv) participation in the Company’s employee benefit plans and (v) four (4) weeks of vacation. (vi) the employment agreement also provides for a cash payment of $25,000 after six months of employment. The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as defined in the employment agreement) or his voluntary resignation for a Good Reason (as defined in the employment agreement). If Mr. George is terminated without Cause or for Good Reason prior to the first anniversary of the employment agreement, he will receive severance compensation payable in a lump-sum of cash equal to six (6) months of base salary and a pro rata bonus amount. If Mr. George is terminated without Cause or for Good Reason after the first anniversary of the employment agreement, he will receive severance compensation payable in  lump-sum of cash equal to twelve (12) months of base salary and a pro rata bonus amount. Any severance payments are conditioned the execution of a general release in favor of the Company.

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Compensation Committee Interlocks and Insider Participation

During the last fiscal year, no member of the Compensation Committee had a relationship with us that required disclosure under Item 404 of Regulation S-K. During the past fiscal year, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board of Directors or our Compensation Committee. None of the members of our Compensation Committee is an officer or employee of our Company, nor have they ever been an officer or employee of our Company.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” contained herein with management. Based on our Compensation Committee’s review and discussions with management, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included herein.

Julia Bowen

John Fitzgerald

Phil Garfinkle

Bernard Rice

CERTAIN RELATED PERSON TRANSACTIONS

A related person transaction is a consummated or currently proposed transaction in which the Company has been, is or will be a participant and the amount involved exceeds $120,000, and in which a related person (i.e., any director or executive officer or nominee for director, or any member of the immediate family of such person) has or will have a direct or indirect material interest.

The Company was not a participant in any related person transactions in the past two fiscal years and no such transactions are currently proposed.

Under the Company’s corporate governance principles (the “Corporate Governance Principles”), a majority of the Company’s Board will consist of independent directors. An “independent” director is a director who meets the NYSE American definition of independence and other applicable independence standards under SEC guidelines, as determined by the Board. The Company’s Corporate Governance and Nominating Committee conduct an annual review of the independence of the members of the Board and its Committees and report its findings to the full Board of Directors. Based on the report and recommendation of the Corporate and Nominating Governance Committee, the Board has determined that each of the Company’s non-employee directors (and the director nominee) satisfies the independence criteria set forth in the applicable NYSE American listing standards and SEC rules. Each standing Board Committee consists entirely of independent, non-employee directors.

Non-management members of the Board of Directors conduct regular meetings without members of management being present.

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PROPOSAL II – INDEPENDENT ACCOUNTANTS

The Audit Committee is recommending that stockholders ratify its appointment of Moss Adams LLP as independent accountants for WidePoint to audit its consolidated financial statements for the fiscal year ending December 31, 2022, to perform audit-related services, including review of our quarterly interim financial information, periodic reports and registration statements filed with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. The stockholder vote is not binding on the Audit Committee. If the appointment of Moss Adams LLP is not ratified by stockholders, the Audit Committee will evaluate the basis for the stockholders' vote when determining whether to continue the firm's engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Moss Adams LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

A resolution will be presented at the Annual Meeting to ratify the appointment of Moss Adams LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2022. A representative of Moss Adams LLP will be available either via phone or in person at the Annual Meeting to answer appropriate questions concerning the Company’s financial statements and to make a statement if desired.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE COMPANY’S AUDITORS.

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AUDIT COMMITTEE REPORT

The Audit Committee has: (a) reviewed and discussed the audited financial statements with the management of the Company; (b) discussed with the Company’s independent auditors, Moss Adams LLP, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 and the American Institute of Certificated Public Accountants’ Statement on Auditing Standards No. 114; (c) received from the Company’s independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with the Company’s independent auditors their independence; and (d) based on the review and discussions referred to in clauses (a), (b) and (c) above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2021.

The foregoing report is submitted by the members of the Audit Committee:

John Fitzgerald Philip Garfinkle
Julia A. Bowen
J. Bernard Rice

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table sets forth fees paid to our principal accountants in connection with audit and audit-related, tax and other non-audit fees for the years ended December 31:

Service Type	2021	2020
Audit and Quarterly Review Fees (1)	$295,500	$181,000

Audit-Related Fees (2)	15,000	52,500

Total	$310,500	$233,500

(1) Audit and quarterly review fees for the annual audit and review of financial statements included in the Company’s quarterly filings. Excludes a flat expense charge, calculated as five percent (5%) of fees for administrative expense or reimbursable expenses, such as travel expense.

(2) Audit related fees include Audit related fees include consent for S-3 and ATM comfort letter procedures.

Audit Committee Policies and Procedures For Pre-Approval of Independent Auditor Services

The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit as well as permissible non-audit services for the Company.

For audit services and audit-related fees, the independent auditor will provide the Committee with an engagement letter during the March-May quarter of each year outlining the scope of the audit services proposed to be performed in connection with the audit of the current fiscal year. If agreed to by the Committee, the engagement letter will be formally accepted by the Committee at an Audit Committee meeting held as soon as practicable following receipt of the engagement letter. The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services and other fees, Company management may submit to the Committee for approval (during May through September of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. The list of services must be detailed as to the particular service and may not call for broad categorical approvals. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Committee will consider for approval both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to its Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report any action taken pursuant to this delegation to the Committee at its next meeting.

All audit and non-audit services provided to the Company are required to be pre-approved by the Committee. The Chief Financial Officer of the Company will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

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PROPOSAL III – ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are asking stockholders to approve an advisory resolution on the Company's 2021 executive compensation as reported in this proxy statement.  We urge stockholders to read the "Executive Compensation" section included in this proxy statement, including the Summary Compensation Table and other related compensation tables and narrative included therein, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of WidePoint Corporation (the "Company") approve, on an advisory basis, the 2021 compensation of the Company's named executive officers disclosed in the Executive Compensation section of the Company’s proxy statement.  This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

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OTHER INFORMATION

We maintain an internet website at http://www.widepoint.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendment to those reports, are available free of charge on our website immediately after they are filed with or furnished to the Securities and Exchange Commission. WidePoint’s Code of Business Conduct, Corporate Governance Principles and Charters of the Committees of the Board of Directors are also available free of charge on our website or by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary. WidePoint’s Code of Business Conduct applies to all directors, officers (including the Chief Executive Officer and Chief Financial Officer) and employees. Amendments to or waivers of the Code of Conduct granted to any of the Company’s directors or executive officers will be published on our website within four business days of such amendment or waiver.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2023 Annual Meeting must be received by the Secretary of the Company, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, no later thanDecember 25, 2022 in order for them to be considered for inclusion in the 2023 Proxy Statement. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Based on our anticipated meeting date, a stockholder desiring to submit a proposal to be voted on at next year’s Annual Meeting of Stockholders, but not desiring to have such proposal included in next year’s proxy statement relating to that meeting, should submit such proposal to the Company no later than December 25, 2022. Failure to comply with that advance notice requirement will result in the proposal not being placed on the agenda at the meeting.

OTHER MATTERS

Management is not aware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy will vote said Proxy in accordance with their discretion.

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WIDEPOINT CORPORATION
11250 WAPLES MILL ROAD
SOUTH TOWER, SUITE 210
FAIRFAX, VA 22030
ATTEN: JIN KANG

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 16, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/WYY2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 16, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Jin Kang 02) Julie Bowen

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the selection of Moss Adams LLP as the Company's independent accountants.	☐	☐	☐
3. Approval of an advisory resolution on executive compensation.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000570464_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

WIDEPOINT CORPORATION
Annual Meeting of Stockholders
June 17, 2022 at 10:00 AM, EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jin Kang and Jason Holloway, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WIDEPOINT CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 17, 2022, and any adjournment or postponement thereof. We will have a virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Annual Meeting online, vote the shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2022. There is no physical location for the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of each director nominee and FOR Proposals 2 and 3.

Continued and to be signed on reverse side

0000570464_2 R1.0.0.24